                                                                    Exhibit 10.7



                            FIRST AMENDMENT TO LEASE

      THIS FIRST AMENDMENT TO LEASE ("this Amendment") is entered on to be effective as of December 30, 1999, by and between RREEF MIDCITIES INDUSTRIAL L.P., a Texas limited partnership, as landlord ("Landlord"), and BABBAGE'S ETC. LLC, a Delaware limited liability company, as tenant ("Tenant").

                                    RECITALS

      WHEREAS, Landlord and Tenant entered into that certain Lease dated March 6, 1997 (the "Lease"), pursuant to which Tenant leased from Landlord certain industrial space consisting of approximately 168,450 square feet (the "Original Premises") in the building located at 2250 William D. Tate Avenue, Grapevine, Texas (the "Building"); and

      WHEREAS, Tenant desires to extend the term of the Lease and to lease the remaining approximately 73,500 square feet of space in the Building, such space being shown by hatching on Exhibit A-1 attached hereto and made a part hereof for all purposes (the "Additional Space") the Original Premises and the Additional Space being referred to collectively herein as the "Premises"); and

      WHEREAS, Landlord and Tenant desire to set forth the terms and conditions upon which the term of the Lease will be extended and the Additional Space will be leased to Tenant.

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree that the Lease should be, and hereby is, amended as follows:

      1. Lease Term. The Term of the Lease (as defined therein) is hereby extended to January 31, 2006, and the term "Termination Date" is hereby amended to mean January 31, 2006.

      2. Additional Space. Landlord hereby leases to Tenant and Tenant accepts from Landlord the Additional Space for a term commencing on February 1, 2000 (the "Additional Space Commencement Date") and continuing through the Termination Date, as amended hereby, unless sooner terminated pursuant to the terms of the Lease. In addition, effective as of the Additional Space Commencement Date, the term "Premises", as defined in the Lease, shall be amended to include the Additional Space, and the term "Premises Rentable Area", as defined in the Lease, shall be increased by approximately 73,500 square feet attributable to the Additional Space to an aggregate Premises Rentable Area of approximately 241,950 square feet. Finally, as of the Additional Space Commencement Date, Exhibit A to the Lease shall be deleted in its entirety and Exhibit A attached hereto shall be substituted therefor.

      3. Base Rent. The term "Annual Rent" (as defined in the Lease) is hereby amended to mean the following amounts for the time periods specified: (a) from February 1, 2000 through January 31, 2002, $873,439.50, and (b) from February 1, 2002 through January 31, 2006, $1,112,970.00. The term "Monthly Installment of Rent" (as defined in the Lease) is hereby amended to mean the following amounts for the time periods specified: (a) from February 1, 2000 through January 31, 2002, $72,786.63, and (b) from February 1, 2002 through January 31, 2006, $92,747.50. Annual Rent and Monthly Installments of Rent prior to the Additional Space Commencement Date shall remain as currently set forth in the Lease.

      4. Tenant's Proportionate Share. Effective as of the Additional Space Commencement Date, "Tenant's Proportionate Share", as such term is defined in the Lease, shall be amended to mean 100%.

      5. Leasehold Improvements. Tenant shall take the Additional Space in its "as-is" condition, and Landlord shall have no obligation to make any improvements to the Premises in connection with this Amendment.

      6. Renewal Option. Landlord and Tenant hereby acknowledge and agree that Tenant shall continue to be entitled to exercise the renewal option described in Article 39 of the Lease, notwithstanding the extension of the Lease described in this Amendment. Any and all references in such Article 39 to "initial Term" shall mean the Term, as extended by this Amendment.




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
      7. Landlord's Right to Terminate. Article 40 of the Lease is hereby deleted in its entirety.

      8. Tenant's Right to Terminate. Article 41 of the Lease is hereby deleted in its entirety.

      9. Tenant's Right to Use Adjacent Area. Article 42 of the Lease is hereby deleted in its entirety.

      10. Brokerage Commissions. Each of the parties hereto represents and warrants to the other that it has not dealt with any broker or finder in connection with this Amendment except RREEF Management Company. Any commissions payable to RREEF Management Company in connection with this Amendment shall be paid by Landlord, at Landlord's sole cost and expense.

      11. Effectiveness. Except as modified herein, all other terms and conditions of the Lease shall remain unchanged and shall continue in full force and effect.

      12. Governing Law. The laws of the State of Texas and of the United States of America shall govern the rights, remedies, and duties of the parties hereto and the validity, construction, enforcement, and interpretation hereof.

      13. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      14. Illegality. If any provision of this Amendment is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable; this Amendment shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom.

      15. Limited Liability. Redress for any claims against Landlord under this Amendment or the Lease shall only be made against Landlord to the extent of Landlord's interest in the property to which the Premises are a part. The obligations of Landlord under this Amendment and the Lease shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, the general partners thereof, or any beneficiaries, stockholders, employees or agents of Landlord, or the investment manager.



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                                       -2-

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                        LANDLORD:

                                        RREEF MIDCITIES INDUSTRIAL L.P.,
                                        a Texas limited partnership

                                        By: RREEF MANAGEMENT COMPANY,
                                            a Delaware corporation


                                            By:/s/ Michelle Wilkins
                                               --------------------------------
                                            Name:  Michelle Wilkins
                                            Title: District Manager

                                        TENANT:

                                        BABBAGE'S ETC. LLC,
                                        a Delaware limited liability company


                                        By: /s/ R. Richard Fontaine
                                            -----------------------------------
                                        Name: R. Richard Fontaine
                                              ---------------------------------
                                        Title: CEO
                                               --------------------------------





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
                                    EXHIBIT A

                attached to and made a part of Lease bearing the
                  Lease Reference Date of March 6, 1997 between
  RREEF Midcities Industrial L.P., a Texas limited partnership, as Landlord and
            Babbage's Etc. LLC, a Delaware limited liability company

                                    PREMISES

              2250 William D. Tate Avenue, Grapevine, Texas 76051;
                  Containing Approximately 249,950 Square Feet

Exhibit A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord's rights set forth in Section 17.2 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.



                                     [CHART]



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
                                   EXHIBIT A-1

                                ADDITIONAL SPACE

              2250 William D. Tate Avenue, Grapevine, Texas 76051;
                   Containing Approximately 73,500 Square Feet

Exhibit A-1 is intended only to show the general layout of the Additional Space as of the execution of this Amendment. It does not in any way supersede any of Landlord's rights set forth in Section 17.2 of the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.



                                     [CHART]







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